                                EXHIBIT (8)(k)(2)

                   AMENDMENT NO. 4 TO PARTICIPATION AGREEMENT
                                    (VIP III)

                 AMENDMENT NO. 4 TO PARTICIPATION AGREEMENT

     Transamerica Life Insurance Company, Variable Insurance Products Fund III, and Fidelity Distributors Corporation hereby amend the Participation Agreement ("Agreement") dated March 21, 1997, by doing the following:

     Schedule A of the Agreement is hereby deleted in its entirety and replaced with the Amended Schedule A attached hereto.

IN WITNESS WHEREOF, the parties have hereto affixed their respective authorized signatures, intending that this Amendment be effective as of the 1st day of May, 2002.

TRANSAMERICA LIFE INSURANCE COMPANY


By: /s/ Larry N. Norman
    --------------------------------
Name:  Larry N. Norman
Title: President


VARIABLE INSURANCE PRODUCTS FUND III


By: /s/ Mana Dwyer
    --------------------------------
    Mana Dwyer
    Treasurer


FIDELITY DISTRIBUTORS CORPORATION


By: /s/ Mike Kellogg
    --------------------------------
    Mike Kellogg
    Executive Vice President

                                   SCHEDULE A
                                    Accounts

--------------------------------------------------------------------------------------------------
                                                                       Date of Resolutions of
                                                                        Company's Board which
          Name of Contracts                Name of Accounts           established the Accounts
--------------------------------------------------------------------------------------------------
  Fidelity Income Plus Individual         Fidelity Variable       August 24, 1979 (by an affiliate
     Variable Annuity Contracts            Annuity Account          subsequently acquired by the
                                                                              Company)
--------------------------------------------------------------------------------------------------
Transamerica Landmark Individual and    Separate Account VA B             January 19, 1990
  Group Variable Annuity Contracts
--------------------------------------------------------------------------------------------------
  Transamerica Freedom Individual       Separate Account VA B             January 19, 1990
     and Group Variable Annuity
             Contracts
--------------------------------------------------------------------------------------------------
     Retirement Income Builder            Retirement Builder               March 29, 1996
    Individual Variable Annuity        Variable Annuity Account
             Contracts
--------------------------------------------------------------------------------------------------
 Immediate Income Builder Variable        Retirement Builder               March 29, 1996
         Annuity Contracts             Variable Annuity Account
--------------------------------------------------------------------------------------------------
Portfolio Select Individual Variable      Retirement Builder               March 29, 1996
         Annuity Contracts             Variable Annuity Account
--------------------------------------------------------------------------------------------------
    Retirement Income Builder II          Retirement Builder               March 29, 1996
    Individual Variable Annuity        Variable Annuity Account
             Contracts
--------------------------------------------------------------------------------------------------
 Transamerica Extra Individual and      Separate Account VA C            February 20, 1997
 Group Variable Annuity Contracts
--------------------------------------------------------------------------------------------------
 Transamerica Access Individual and     Separate Account VA D            February 20, 1997
  Group Variable Annuity Contracts
--------------------------------------------------------------------------------------------------
Privilege Select Individual Variable    Separate Account VA E            February 20, 1997
         Annuity Contracts
--------------------------------------------------------------------------------------------------
  Premier Asset Builder Individual      Separate Account VA F               May 15, 2000
     Variable Annuity Contracts
--------------------------------------------------------------------------------------------------
    Immediate Income Builder II         Separate Account VA J               May 15,2000
   Individual Variable Immediate
         Annuity Contracts
--------------------------------------------------------------------------------------------------

                              Accounts continued...

--------------------------------------------------------------------------------------------------
                                                                       Date of Resolutions of
                                                                       Company's Board which
          Name of Contracts                 Name of Accounts          established the Accounts
--------------------------------------------------------------------------------------------------
    Retirement Income Builder III        Separate Account VA K            July 10, 2001
          Variable Annuity
--------------------------------------------------------------------------------------------------
             Advantage V                    PFL Corporate                August 10, 1998
                                             Account One
--------------------------------------------------------------------------------------------------
       PFL Variable Universal             PFL Variable Life               July 1, 1999
             Life Policy                      Account A
--------------------------------------------------------------------------------------------------
     Legacy Builder Plus Variable           Legacy Builder              November 20, 1998
        Universal Life Policy              Separate Account
--------------------------------------------------------------------------------------------------